Exhibit 10.4.2

AMENDMENT NO. 2 TO OMNIBUS CREDIT AGREEMENT

         This Amendment No. 2 to Omnibus Credit Agreement is dated as of March 5, 2004 by and between Citibank, N.A., a national banking association, and its successors and assigns (collectively, "Citibank, N.A."), and The Student Loan Corporation, a corporation organized under the laws of the State of Delaware ("STU").

BACKGROUND:

              WHEREAS, each of CITIBANK, N.A. and STU entered into an Omnibus Credit Agreement dated as of November 30, 2000, and amended pursuant to an Amendment No. 1 to Omnibus Credit Agreement dated as of October 15, 2002 (the "Agreement"), pursuant to which CITIBANK, N.A. made available to STU various credit facilities; and

              WHEREAS, the parties hereto wish to extend the term of the Agreement to December 31, 2009; and

              WHEREAS, all terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

              NOW THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS:

1.       Paragraph 3d.6 of Part I of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:
          December 31, 2009.

2.       All other references in the Agreement to "December 31, 2004" shall be deleted and shall be replaced by the words "December 31, 2009," it being the intention of the parties hereto that the term of the Agreement be extended to December 31, 2009.

3.       Except as otherwise modified herein, all terms and conditions of this Amendment No. 2 shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment No. 2 as of the date first set forth above.

CITIBANK, N.A.

By: /s/ Reginald Chen
Name: Reginald Chen
Title: Vice President, Citibank N.A.

THE STUDENT LOAN CORPORATION

By: /s/ Michael J. Reardon
Name: Michael J. Reardon
Title: Acting Chief Financial Officer